SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 5, 2000



                           UNITED ROAD SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                     000-24019             94-3278455
 (State or Other Jurisdiction of        (Commission          (IRS Employer
         Incorporation)                 File Number)      Identification No.)



         17 Computer Drive West, Albany, New York        12205
         (Address of Principal Executive Offices)    (Zip Code)


        Registrant telephone number, including area code: (518) 446-0140


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Item 5.  Other Events

         On January 5, 2000, United Road Services, Inc. (the "Company") issued a press release announcing the departure of Allan D. Pass, Ph.D, its President and Chief Operating Officer. The Company also announced that Robert J. Adams, Jr. would no longer serve as Senior Vice President and Chief Acquisition Officer of the Company, but would continue serving the Company as a consultant. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of January, 2000.

UNITED ROAD SERVICES, INC.



By:               /s/ Gerald R. Riordan
         --------------------------------------
         Name:  Gerald R. Riordan
         Title:    Chief Executive Officer

                                INDEX TO EXHIBITS

99.1 Press Release of United Road Services, Inc., dated as of January 5, 2000.